                                                                      Exhibit 99

                            Global Structured Finance

                                 BoAALT 2004-03
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $203,429,722.51
Loan Count: 1,329
Cut-off Date: 2004-03-01
Avg. Loan Balance: $153,069.77
Avg. Orig. Balance: $153,163.56
W.A. FICO*: 732
W.A. Orig. LTV: 71.56%
W.A. Cut-Off LTV: 71.52%
W.A. Gross Coupon: 6.0490%
W.A. Net Coupon: 5.7885%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 15.30%
% over 100 COLTV: 2.40%
% with PMI: 15.30%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.32%
W.A. MI Adjusted LTV: 67.57%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.76%
% Conforming: 85.96%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           2.04%
----------------------------------------
50,001 - 150,000                   34.88
----------------------------------------
150,001 - 250,000                  28.18
----------------------------------------
250,001 - 350,000                  17.74
----------------------------------------
350,001 - 450,000                   6.95
----------------------------------------
450,001 - 550,000                   5.30
----------------------------------------
550,001 - 650,000                   1.74
----------------------------------------
650,001 - 750,000                   2.19
----------------------------------------
950,001 - 1,050,000                 0.97
----------------------------------------
Total:                            100.00%
----------------------------------------



Average: $153,163.56
Lowest: $19,700.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           2.04%
----------------------------------------
50,001 - 150,000                   34.88
----------------------------------------
150,001 - 250,000                  28.31
----------------------------------------
250,001 - 350,000                  17.62
----------------------------------------
350,001 - 450,000                   6.95
----------------------------------------
450,001 - 550,000                   5.30
----------------------------------------
550,001 - 650,000                   1.74
----------------------------------------
650,001 - 750,000                   2.19
----------------------------------------
950,001 - 1,050,000                 0.97
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $153,069.77
Lowest: $19,700.00
Highest: $998,980.45

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        98.28%
----------------------------------------
25 YR FIXED                         1.63
----------------------------------------
28 YR FIXED                         0.06
----------------------------------------
21 YR FIXED                         0.04
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.001 - 5.125                       0.11%
----------------------------------------
5.126 - 5.250                       0.41
----------------------------------------
5.251 - 5.375                       0.70
----------------------------------------
5.376 - 5.500                       2.34
----------------------------------------
5.501 - 5.625                       2.70
----------------------------------------
5.626 - 5.750                      10.48
----------------------------------------
5.751 - 5.875                      21.28
----------------------------------------
5.876 - 6.000                      17.64
----------------------------------------
6.001 - 6.125                      12.10
----------------------------------------
6.126 - 6.250                      17.72
----------------------------------------
6.251 - 6.375                       8.71
----------------------------------------
6.376 - 6.500                       2.42
----------------------------------------
6.501 - 6.625                       1.83
----------------------------------------
6.626 - 6.750                       0.60
----------------------------------------
6.751 - 6.875                       0.29
----------------------------------------
6.876 - 7.000                       0.05
----------------------------------------
7.001 - 7.125                       0.24
----------------------------------------
7.126 - 7.250                       0.07
----------------------------------------
7.251 - 7.375                       0.03
----------------------------------------
7.376 - 7.500                       0.13
----------------------------------------
7.751 - 7.875                       0.15
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.049
Lowest: 5.125
Highest: 7.875

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           4.39%
----------------------------------------
750 - 799                          32.88
----------------------------------------
700 - 749                          38.22
----------------------------------------
650 - 699                          21.84
----------------------------------------
600 - 649                           2.67
----------------------------------------
Total:                            100.00%
----------------------------------------



W.A.: 732
Lowest: 601
Highest: 837

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           45.89%
----------------------------------------
Refinance-Cashout                  27.89
----------------------------------------
Refinance-Rate/Term                26.22
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                59.19%
----------------------------------------
Condo                              10.78
----------------------------------------
PUD Detach                         10.21
----------------------------------------
2-Family                           10.13
----------------------------------------
4-Family                            4.78
----------------------------------------
3-Family                            2.46
----------------------------------------
PUD Attach                          1.93
----------------------------------------
Townhouse                           0.41
----------------------------------------
Condotel                            0.11
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               7.51%
----------------------------------------
2055IE                              7.66
----------------------------------------
AVM                                10.78
----------------------------------------
FULL                               73.95
----------------------------------------
Tax Assessment                      0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            35.34%
----------------------------------------
Standard                           33.83
----------------------------------------
Stated                             19.73
----------------------------------------
No Ratio                            6.93
----------------------------------------
Rapid                               2.15
----------------------------------------
All Ready Home                      2.01
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           57.58%
----------------------------------------
Primary                            40.99
----------------------------------------
Secondary                           1.43
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               84.70%
----------------------------------------
UGIC                                7.54
----------------------------------------
GEMIC                               3.24
----------------------------------------
RMIC                                1.79
----------------------------------------
PMIC                                1.73
----------------------------------------
TGIC                                0.55
----------------------------------------
RGIC                                0.44
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         37.72%
----------------------------------------
Florida                            14.75
----------------------------------------
Texas                               4.85
----------------------------------------
Virginia                            3.84
----------------------------------------
Maryland                            3.21
----------------------------------------
Other                              35.63
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                38.23%
----------------------------------------
Southern California                61.77
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
92661                               0.76%
----------------------------------------
33040                               0.64
----------------------------------------
94061                               0.50
----------------------------------------
96815                               0.43
----------------------------------------
92154                               0.43
----------------------------------------
Other                              97.25
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*



----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.87%
----------------------------------------
1                                   0.13
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
252                                 0.04%
----------------------------------------
300                                 1.63
----------------------------------------
336                                 0.06
----------------------------------------
360                                98.28
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.0 months
Lowest: 252 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
241 - 288                           0.04%
----------------------------------------
295 - 300                           1.63
----------------------------------------
301 - 342                           0.06
----------------------------------------
349 - 354                           0.13
----------------------------------------
355 - 360                          98.14
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.4 months
Lowest: 251 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  49.62%
----------------------------------------
1 - 6                              50.38
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.34%
----------------------------------------
20.01 - 25.00                       0.32
----------------------------------------
25.01 - 30.00                       0.88
----------------------------------------
30.01 - 35.00                       1.38
----------------------------------------
35.01 - 40.00                       2.42
----------------------------------------
40.01 - 45.00                       2.80
----------------------------------------
45.01 - 50.00                       3.42
----------------------------------------
50.01 - 55.00                       4.28
----------------------------------------
55.01 - 60.00                       5.14
----------------------------------------
60.01 - 65.00                       6.78
----------------------------------------
65.01 - 70.00                      12.61
----------------------------------------
70.01 - 75.00                      12.73
----------------------------------------
75.01 - 80.00                      31.63
----------------------------------------
80.01 - 85.00                       1.00
----------------------------------------
85.01 - 90.00                       8.31
----------------------------------------
90.01 - 95.00                       0.77
----------------------------------------
95.01 - 100.00                      2.76
----------------------------------------
>= 100.01                           2.46
----------------------------------------
Total:                            100.00%
----------------------------------------



W.A.: 71.56%
Lowest: 11.30%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.34%
----------------------------------------
20.01 - 25.00                       0.32
----------------------------------------
25.01 - 30.00                       0.88
----------------------------------------
30.01 - 35.00                       1.38
----------------------------------------
35.01 - 40.00                       2.42
----------------------------------------
40.01 - 45.00                       2.80
----------------------------------------
45.01 - 50.00                       3.42
----------------------------------------
50.01 - 55.00                       4.41
----------------------------------------
55.01 - 60.00                       5.08
----------------------------------------
60.01 - 65.00                       6.71
----------------------------------------
65.01 - 70.00                      12.61
----------------------------------------
70.01 - 75.00                      13.09
----------------------------------------
75.01 - 80.00                      31.26
----------------------------------------
80.01 - 85.00                       1.00
----------------------------------------
85.01 - 90.00                       8.31
----------------------------------------
90.01 - 95.00                       0.77
----------------------------------------
95.01 - 100.00                      2.82
----------------------------------------
>= 100.01                           2.40
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 71.52%
Lowest: 11.28%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-03
                                30 Yr Fixed Rate

                                  1,329 records
                              Balance: 203,429,723

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
<= 50,000                     109  $   4,140,884       2.04%  $    38,028   6.197%    728     68.78%       355        354      1
50,001 - 150,000              722     70,963,895      34.88        98,359   6.089     731     75.00        359        358      1
150,001 - 250,000             304     57,335,202      28.18       188,713   6.040     730     73.57        359        359      1
250,001 - 350,000             122     36,086,381      17.74       295,982   6.005     733     67.02        359        358      1
350,001 - 450,000              36     14,148,312       6.95       393,141   5.952     746     68.79        360        360      0
450,001 - 550,000              22     10,774,505       5.30       489,923   6.079     733     65.90        360        360      0
550,001 - 650,000               6      3,542,414       1.74       590,500   5.971     745     60.87        360        360      0
650,001 - 750,000               6      4,464,149       2.19       744,400   6.021     706     64.90        360        359      1
950,001 - 1,050,000             2      1,973,980       0.97       987,500   6.122     738     63.73        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

Average: $153,163.56
Lowest: $19,700.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                   1  $     215,347       0.11%  $   215,600   5.125%    653     70.00%       360        359      1
5.126 - 5.250                   5        829,748       0.41       166,135   5.250     694     71.54        360        359      1
5.251 - 5.375                  11      1,433,425       0.70       130,638   5.375     738     63.88        358        357      1
5.376 - 5.500                  29      4,750,828       2.34       163,887   5.500     748     65.18        360        360      0
5.501 - 5.625                  32      5,501,505       2.70       171,980   5.625     750     68.14        360        360      0
5.626 - 5.750                 103     21,316,086      10.48       207,063   5.750     739     68.69        360        359      0
5.751 - 5.875                 246     43,281,921      21.28       176,058   5.875     731     70.46        357        357      1
5.876 - 6.000                 216     35,888,257      17.64       166,224   6.000     733     73.43        359        359      0
6.001 - 6.125                 188     24,625,019      12.10       131,052   6.125     733     73.06        360        359      0
6.126 - 6.250                 278     36,041,658      17.72       129,734   6.250     724     72.33        359        359      1
6.251 - 6.375                 130     17,727,988       8.71       136,460   6.375     735     72.98        360        359      1
6.376 - 6.500                  40      4,923,276       2.42       123,163   6.500     727     72.45        358        357      1
6.501 - 6.625                  26      3,715,927       1.83       143,151   6.625     720     70.28        359        358      1
6.626 - 6.750                  10      1,216,875       0.60       121,725   6.750     714     80.74        360        360      0
6.751 - 6.875                   6        591,639       0.29        98,633   6.875     744     79.07        360        360      0
6.876 - 7.000                   1         95,951       0.05        96,030   7.000     763     90.00        360        359      1
7.001 - 7.125                   2        497,402       0.24       248,900   7.125     727     74.74        360        359      1
7.126 - 7.250                   2        138,607       0.07        69,350   7.250     727     42.82        360        359      1
7.251 - 7.375                   1         60,594       0.03        60,640   7.375     705     80.00        360        359      1
7.376 - 7.500                   1        270,000       0.13       270,000   7.500     720     55.67        360        360      0
7.751 - 7.875                   1        307,671       0.15       308,529   7.875     763     79.11        360        356      4
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------


W.A.: 6.049%
Lowest: 5.125%
Highest: 7.875%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
825 - 849                       2  $     100,955       0.05%  $    50,500   5.612%    837     65.51%       341        341      0
800 - 824                      49      8,831,404       4.34       180,375   5.951     807     64.29        359        359      1
775 - 799                     163     22,861,443      11.24       140,351   6.018     786     68.57        359        359      1
750 - 774                     293     44,031,811      21.64       150,363   6.068     761     71.64        359        359      0
725 - 749                     248     39,963,553      19.64       161,230   6.039     738     73.23        360        359      1
700 - 724                     253     37,783,185      18.57       149,436   6.076     713     75.57        359        358      1
675 - 699                     202     35,181,182      17.29       174,267   6.037     689     69.57        359        359      0
650 - 674                      72      9,245,230       4.54       128,505   6.027     661     70.91        355        354      1
625 - 649                      33      3,659,700       1.80       110,978   6.179     637     69.19        360        359      1
600 - 624                      14      1,771,259       0.87       126,602   6.236     620     69.64        356        355      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------


W.A.: 732
Lowest: 601
Highest: 837

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
FIX                         1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Purchase                      654  $  93,355,936      45.89%  $   142,843   6.070%    739     80.00%       360        359      1
Refinance-Cashout             368     56,744,655      27.89       154,275   6.063     727     65.60        358        357      0
Refinance-Rate/Term           307     53,329,131      26.22       173,817   5.998     727     63.15        359        359      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                           827  $ 120,407,675      59.19%  $   145,686   6.063%    732     72.26%       359        358      1
Condo                         150     21,920,980      10.78       146,249   6.014     736     72.19        358        358      1
PUD Detach                    120     20,773,292      10.21       173,209   6.039     724     74.94        360        359      1
2-Family                      132     20,599,913      10.13       156,145   6.072     731     69.30        359        359      1
4-Family                       40      9,717,928       4.78       243,123   6.021     736     65.50        360        359      1
3-Family                       22      5,008,979       2.46       227,768   5.974     741     51.28        360        360      0
PUD Attach                     28      3,936,305       1.93       140,631   5.961     740     78.77        359        359      0
Townhouse                       9        833,649       0.41        92,645   5.876     726     85.79        360        360      0
Condotel                        1        231,000       0.11       231,000   5.875     774     70.00        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Investor                      901  $ 117,131,276      57.58%  $   130,086   6.045%    733     67.87%       358        358      1
Primary                       413     83,392,158      40.99       202,032   6.054     731     76.72        360        359      1
Secondary                      15      2,906,289       1.43       193,836   6.080     732     72.39        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
Geographic               Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    333  $  76,737,193      37.72%  $   230,571   6.011%    736     62.57%       359        358      1
Florida                       234     30,002,443      14.75       128,280   6.105     726     77.32        359        359      1
Texas                          97      9,857,540       4.85       101,721   6.071     727     80.51        358        357      0
Virginia                       47      7,820,281       3.84       166,486   5.988     732     77.31        357        356      1
Maryland                       43      6,535,551       3.21       152,071   6.110     733     74.58        359        358      0
Georgia                        49      5,851,179       2.88       119,541   6.093     718     80.14        360        359      1
North Carolina                 54      5,256,945       2.58        97,390   6.074     732     77.58        360        359      0
Illinois                       29      5,235,402       2.57       180,641   6.080     722     77.46        360        359      1
Nevada                         38      5,216,129       2.56       137,343   6.116     737     78.12        359        359      1
Arizona                        46      4,978,636       2.45       108,321   6.072     731     78.23        359        358      1
South Carolina                 36      4,418,718       2.17       122,816   6.064     726     78.75        360        359      1
Washington                     27      4,075,309       2.00       151,019   6.035     754     73.58        359        358      1
Colorado                       24      3,868,608       1.90       161,390   5.976     737     74.86        360        359      1
Massachusetts                  17      3,607,035       1.77       212,312   6.048     746     69.15        360        359      1
Missouri                       29      3,007,773       1.48       103,831   6.099     722     79.70        359        359      1
Hawaii                         15      2,902,255       1.43       193,748   5.803     758     70.72        360        360      0
Pennsylvania                   26      2,591,766       1.27        99,723   6.054     717     79.89        360        360      0
New York                       16      2,517,444       1.24       157,439   6.141     721     72.47        360        359      1
Tennessee                      24      2,360,202       1.16        98,389   5.996     735     79.69        359        358      0
Kansas                         25      2,271,104       1.12        90,885   6.333     730     79.54        360        360      0
Other                         120     14,318,211       7.04       119,374   6.060     729     75.56        359        359      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA                90  $  21,121,452      10.38%  $   234,837   6.030%    731     60.60%       356        356      1
Orange, CA                     32      9,509,849       4.67       297,389   6.033     743     62.66        360        359      1
San Diego, CA                  35      9,052,944       4.45       258,764   5.954     737     64.16        360        360      0
Alameda, CA                    26      6,588,916       3.24       253,476   5.866     745     62.68        360        360      0
Dade, FL                       31      4,705,776       2.31       151,868   6.101     728     76.11        360        360      0
Santa Clara, CA                14      4,463,615       2.19       318,850   5.861     732     53.27        360        360      0
Contra Costa, CA               12      3,956,536       1.94       329,818   6.168     737     62.30        360        360      0
Clark, NV                      29      3,774,635       1.86       130,245   6.095     732     78.95        359        359      1
Broward, FL                    25      3,450,699       1.70       138,113   6.098     707     78.26        360        359      1
Maricopa, AZ                   32      3,362,981       1.65       105,192   6.078     727     78.11        358        358      1
Other                       1,003    133,442,320      65.60       133,130   6.066     731     75.05        359        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV


--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                   1  $      74,929       0.04%  $    75,000   6.250%    809     11.30%       360        359      1
15.01 - 20.00                   2        617,950       0.30       309,000   5.963     703     19.26        360        360      0
20.01 - 25.00                   6        647,229       0.32       107,905   6.160     743     23.40        360        360      0
25.01 - 30.00                  12      1,792,158       0.88       149,405   6.027     740     27.80        360        360      0
30.01 - 35.00                  20      2,801,131       1.38       140,124   6.053     744     33.46        357        357      0
35.01 - 40.00                  28      4,913,254       2.42       175,552   5.981     743     37.36        359        359      0
40.01 - 45.00                  30      5,691,464       2.80       189,797   6.153     756     42.54        358        358      0
45.01 - 50.00                  41      6,949,145       3.42       169,578   5.937     747     47.93        359        359      1
50.01 - 55.00                  49      8,702,493       4.28       177,708   5.959     730     52.64        360        359      1
55.01 - 60.00                  62     10,452,511       5.14       168,716   5.969     737     57.70        359        358      1
60.01 - 65.00                  72     13,783,693       6.78       191,607   6.035     728     63.10        360        359      0
65.01 - 70.00                 157     25,646,967      12.61       163,453   6.043     721     68.51        356        355      1
70.01 - 75.00                 162     25,892,115      12.73       159,910   5.998     731     73.95        359        359      0
75.01 - 80.00                 438     64,339,644      31.63       146,982   6.090     731     79.57        360        359      1
80.01 - 85.00                  18      2,044,347       1.00       113,638   6.135     725     84.42        360        359      1
85.01 - 90.00                 138     16,900,861       8.31       122,553   6.139     734     89.83        359        358      1
90.01 - 95.00                  10      1,559,993       0.77       156,130   5.781     704     92.19        358        357      1
95.01 - 100.00                 45      5,605,989       2.76       124,664   5.993     737     99.18        360        359      1
100.01 - 105.00                38      5,013,850       2.46       132,050   6.088     741    102.69        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 71.56%
Lowest: 11.30%
Highest: 103.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
252                             1  $      80,238       0.04%  $    80,400   5.875%    768     68.72%       252        251      1
300                            33      3,314,241       1.63       100,544   6.002     713     67.40        300        300      0
336                             1        112,323       0.06       112,467   5.375     721     91.81        336        335      1
360                         1,294    199,922,921      98.28       154,593   6.050     732     71.62        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,329  $ 203,429,723     100.00%  $   153,164   6.049%    732     71.56%       359        358      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 359.0 months
Lowest: 252 months

Highest: 360 months

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                      BoAALT 2004-03 Group 2 - Standard Doc
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $27,677,522.78
Loan Count: 199
Cut-off Date: 2004-03-01
Avg. Loan Balance: $139,083.03
Avg. Orig. Balance: $139,175.57
W.A. FICO*: 734
W.A. Orig. LTV: 87.16%
W.A. Cut-Off LTV: 87.10%
W.A. Gross Coupon: 6.0529%
W.A. Net Coupon: 5.7924%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 35.38%
% over 100 COLTV: 15.00%
% with PMI: 35.38%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 34.28%
W.A. MI Adjusted LTV: 74.88%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.20%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           0.48%
----------------------------------------
50,001 - 150,000                   49.51
----------------------------------------
150,001 - 250,000                  38.64
----------------------------------------
250,001 - 350,000                  11.37
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $139,175.57
Lowest: $21,600.00
Highest: $333,700.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           0.48%
----------------------------------------
50,001 - 150,000                   49.51
----------------------------------------
150,001 - 250,000                  38.64
----------------------------------------
250,001 - 350,000                  11.37
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $139,083.03
Lowest: $21,600.00
Highest: $333,367.79

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                       100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.376 - 5.500                       1.21%
----------------------------------------
5.501 - 5.625                       2.49
----------------------------------------
5.626 - 5.750                      12.65
----------------------------------------
5.751 - 5.875                      24.34
----------------------------------------
5.876 - 6.000                      23.01
----------------------------------------
6.001 - 6.125                      10.87
----------------------------------------
6.126 - 6.250                      10.01
----------------------------------------
6.251 - 6.375                       7.25
----------------------------------------
6.376 - 6.500                       2.66
----------------------------------------
6.501 - 6.625                       2.81
----------------------------------------
6.626 - 6.750                       0.89
----------------------------------------
6.751 - 6.875                       0.69
----------------------------------------
7.751 - 7.875                       1.11
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.053
Lowest: 5.500
Highest: 7.875

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           1.73%
----------------------------------------
750 - 799                          37.65
----------------------------------------
700 - 749                          43.04
----------------------------------------
650 - 699                          17.12
----------------------------------------
600 - 649                           0.46
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 734
Lowest: 643
Highest: 819

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           97.86%
----------------------------------------
Refinance-Rate/Term                 2.14
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                67.93%
----------------------------------------
PUD Detach                         17.13
----------------------------------------
Condo                               9.85
----------------------------------------
PUD Attach                          2.13
----------------------------------------
Townhouse                           1.84
----------------------------------------
4-Family                            1.11
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               4.26%
----------------------------------------
2055IE                              6.15
----------------------------------------
FULL                               89.59
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Standard                          100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               64.62%
----------------------------------------
UGIC                               30.44
----------------------------------------
GEMIC                               3.54
----------------------------------------
PMIC                                0.72
----------------------------------------
RMIC                                0.67
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
Florida                            14.41%
----------------------------------------
California                         11.19
----------------------------------------
Texas                               8.72
----------------------------------------
Virginia                            8.10
----------------------------------------
Georgia                             5.08
----------------------------------------
Other                              52.49
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                18.49%
----------------------------------------
Southern California                81.51
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
22209                               1.20%
----------------------------------------
33811                               1.19
----------------------------------------
34240                               1.17
----------------------------------------
33604                               1.13
----------------------------------------
90006                               1.11
----------------------------------------
Other                              94.19
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
355 - 360                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.4 months
Lowest: 356 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  47.21%
----------------------------------------
1 - 6                              52.79
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
65.01 - 70.00                       0.68%
----------------------------------------
70.01 - 75.00                       0.61
----------------------------------------
75.01 - 80.00                      63.33
----------------------------------------
95.01 - 100.00                     19.93
----------------------------------------
>= 100.01                          15.44
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 87.16%
Lowest: 66.14%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
65.01 - 70.00                       0.68%
----------------------------------------
70.01 - 75.00                       0.61
----------------------------------------
75.01 - 80.00                      63.33
----------------------------------------
95.01 - 100.00                     20.38
----------------------------------------
>= 100.01                          15.00
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 87.10%
Lowest: 66.14%
Highest: 103.00%

                            Global Structured Finance

                             BoAALT 2004-03 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $28,564,959.13
Loan Count: 57
Cut-off Date: 2004-03-01
Avg. Loan Balance: $501,139.63
Avg. Orig. Balance: $501,375.58
W.A. FICO*: 730
W.A. Orig. LTV: 68.14%
W.A. Cut-Off LTV: 68.10%
W.A. Gross Coupon: 6.0363%
W.A. Net Coupon: 5.7758%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 360 months
W.A. Age: 0 months
% over 80 COLTV: 3.80%
% over 100 COLTV: 2.59%
% with PMI: 3.80%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.67%
W.A. MI Adjusted LTV: 67.05%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.39%
% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   6.00%
----------------------------------------
350,001 - 450,000                  28.03
----------------------------------------
450,001 - 550,000                  31.03
----------------------------------------
550,001 - 650,000                  12.40
----------------------------------------
650,001 - 750,000                  15.63
----------------------------------------
950,001 - 1,050,000                 6.91
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $501,375.58
Lowest: $340,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   6.00%
----------------------------------------
350,001 - 450,000                  28.03
----------------------------------------
450,001 - 550,000                  31.03
----------------------------------------
550,001 - 650,000                  12.40
----------------------------------------
650,001 - 750,000                  15.63
----------------------------------------
950,001 - 1,050,000                 6.91
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $501,139.63
Lowest: $337,876.28
Highest: $998,980.45

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                       100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.501 - 5.625                       2.27%
----------------------------------------
5.626 - 5.750                      18.22
----------------------------------------
5.751 - 5.875                      19.00
----------------------------------------
5.876 - 6.000                      25.20
----------------------------------------
6.001 - 6.125                       6.80
----------------------------------------
6.126 - 6.250                      14.56
----------------------------------------
6.251 - 6.375                       7.30
----------------------------------------
6.376 - 6.500                       1.71
----------------------------------------
6.501 - 6.625                       3.07
----------------------------------------
6.626 - 6.750                       1.88
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.036
Lowest: 5.625
Highest: 6.750

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           5.47%
----------------------------------------
750 - 799                          28.09
----------------------------------------
700 - 749                          34.69
----------------------------------------
650 - 699                          27.55
----------------------------------------
600 - 649                           4.20
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 730
Lowest: 623
Highest: 814

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                47.67%
----------------------------------------
Purchase                           33.41
----------------------------------------
Refinance-Cashout                  18.92
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                71.06%
----------------------------------------
PUD Detach                         12.79
----------------------------------------
Condo                              12.40
----------------------------------------
2-Family                            3.74
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055IE                              2.63%
----------------------------------------
AVM                                 1.22
----------------------------------------
FULL                               96.15
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Stated                             44.33%
----------------------------------------
No Ratio                           19.59
----------------------------------------
Standard                           19.28
----------------------------------------
Rapid                              12.99
----------------------------------------
All Ready Home                      2.59
----------------------------------------
Reduced                             1.22
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            86.74%
----------------------------------------
Investor                            7.27
----------------------------------------
Secondary                           5.99
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               96.20%
----------------------------------------
UGIC                                3.80
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         59.17%
----------------------------------------
Florida                            10.52
----------------------------------------
Maryland                            4.56
----------------------------------------
Illinois                            4.30
----------------------------------------
Texas                               3.80
----------------------------------------
Other                              17.66
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                48.50%
----------------------------------------
Southern California                51.50
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
92661                               5.39%
----------------------------------------
33040                               3.41
----------------------------------------
60151                               2.63
----------------------------------------
29928                               2.62
----------------------------------------
20882                               2.62
----------------------------------------
Other                              83.33
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
355 - 360                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.6 months
Lowest: 357 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  61.60%
----------------------------------------
1 - 6                              38.40
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            2.00%
----------------------------------------
35.01 - 40.00                       3.14
----------------------------------------
40.01 - 45.00                       3.23
----------------------------------------
45.01 - 50.00                       3.95
----------------------------------------
50.01 - 55.00                       5.86
----------------------------------------
55.01 - 60.00                       4.28
----------------------------------------
60.01 - 65.00                      11.43
----------------------------------------
65.01 - 70.00                      13.31
----------------------------------------
70.01 - 75.00                      17.08
----------------------------------------
75.01 - 80.00                      31.91
----------------------------------------
90.01 - 95.00                       1.21
----------------------------------------
>= 100.01                           2.59
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.14%
Lowest: 19.39%
Highest: 102.47%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            2.00%
----------------------------------------
35.01 - 40.00                       3.14
----------------------------------------
40.01 - 45.00                       3.23
----------------------------------------
45.01 - 50.00                       3.95
----------------------------------------
50.01 - 55.00                       5.86
----------------------------------------
55.01 - 60.00                       4.28
----------------------------------------
60.01 - 65.00                      11.43
----------------------------------------
65.01 - 70.00                      13.31
----------------------------------------
70.01 - 75.00                      19.67
----------------------------------------
75.01 - 80.00                      29.32
----------------------------------------
90.01 - 95.00                       1.21
----------------------------------------
>= 100.01                           2.59
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.10%
Lowest: 19.39%
Highest: 102.47%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
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conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness

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